Exhibit 10.2
FOURTH AMENDMENT
to
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of August 11, 2011 (this “Amendment No. 4”), is by and among Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative and collateral agent for the Lenders (as hereinafter defined) pursuant to the Loan Agreement defined below (in such capacity, “Administrative and Collateral Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), BlueLinx Corporation, a Georgia corporation (“BlueLinx”), BlueLinx Services Inc., a Georgia corporation (“BSI”), and BlueLinx Florida LP, a Florida limited partnership (“BFLP”, and together with BlueLinx and BSI, each individually a “Borrower” and collectively, “Borrowers”), BlueLinx Florida Holding No. 1 Inc., a Georgia corporation (“BFH1”) and BlueLinx Florida Holding No. 2 Inc., a Georgia corporation (“BFH2”, and together with BFH1, each individually a “Guarantor” and collectively, “Guarantors”).
W I T N E S S E T H:
WHEREAS, Administrative and Collateral Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Administrative and Collateral Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated August 4, 2006, by and among Administrative and Collateral Agent, Lenders, Borrowers and Guarantors, as amended by First Amendment to Amended and Restated Loan and Security Agreement, dated as of October 22, 2008, Second Amendment to Amended and Restated Loan and Security Agreement, dated as of July 7, 2010 and Third Amendment to Amended and Restated Loan and Security Agreement, dated as of May 10, 2011 (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);
WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Loan Agreement as set forth herein, and Administrative and Collateral Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and
WHEREAS, by this Amendment No. 4, Administrative and Collateral Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions.
(a) Additional Definitions. As used herein or in the Loan Agreement or any of the other Financing Agreements, the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:
(i) “Amendment No. 4” shall mean Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of August 11, 2011, by and among Administrative and Collateral Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(ii) “BlueLinx Canada” shall mean BlueLinx Building Products Canada Ltd., a company organized under the laws of British Columbia, together with its Subsidiaries (if any), and their respective successors and assigns.
(iii) “CIBC” shall mean CIBC Asset-Based Lending Inc. and its successors and assigns.
(iv) “U.S. Dollars”, “US$” and “$” shall each mean lawful currency of the United States of America.
(b) Interpretation. For purposes of this Amendment No. 4, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 4.
2. Liens. Section 9.8 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (l) thereof, (b) deleting the period at the end of clause (m) thereof and replacing it with “; and” and (c) adding a new clause (n) immediately following clause (m) thereof to read as follows:
“(m) the security interests and liens of CIBC on the assets and properties of BlueLinx Canada arising on or after the Amendment No. 4 Effective Date to secure Indebtedness of BlueLinx Canada permitted under Section 9.9(r).”.

3. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (p) thereof, (b) deleting the period at the end of clause (q) thereof and replacing it with “; and” and (c) adding a new clause (r) immediately following clause (q) thereof to read as follows:
“(r) Indebtedness of BlueLinx Canada arising after the Amendment No. 4 Effective Date, (i) pursuant to loans and advances in cash or other immediately available funds received by BlueLinx Canada from CIBC or (ii) consisting of obligations and liabilities, contingent or otherwise, of BlueLinx Canada, in respect of letters of credit, acceptances and similar instruments issued for the account of BlueLinx Canada by CIBC; provided, that, (A) the proceeds of the loans and advances or letter of credit or similar instruments issued, in each case giving rise to such Indebtedness shall be used for cash requirements (or as to letters of credit, acceptances or similar instruments otherwise required) for the conduct of the business of BlueLinx Canada, (B) Administrative and Collateral Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, (C) no Borrower or Guarantor shall guarantee or otherwise have any liability or obligation, directly or indirectly, in connection with such Indebtedness, (D) the maximum principal amount of such Indebtedness outstanding at any time (whether now existing or arising after the date hereof) shall not exceed the $20,000,000, (E) such Indebtedness shall be on terms and conditions reasonably acceptable to Administrative and Collateral Agent, and (F) as of the date of incurring such Indebtedness and after giving effect thereto, no Event of Default shall exist or have occurred and be continuing.”.
4. Limitation of Restrictions Affecting Subsidiaries. Section 9.16 of the Loan Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ii)(E) thereof, (b) deleting the period at the end of the proviso to clause (ii)(F) thereof and replacing it with “, and” and (c) adding a new clause (ii)(G) immediately following the proviso to clause (ii)(F) thereof to read as follows:
“(G) any agreement relating to Indebtedness of BlueLinx Canada permitted under Section 9.9(r).”.
5. Representations and Warranties. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Administrative and Collateral Agent and Lenders as follows, which representations and warranties, together with the representations and warranties in the other Financing Agreements, shall survive the execution and delivery hereof, and the truth and correctness thereof, in all material respects, being a continuing condition of the making of any Loans by Lenders (or Administrative and Collateral Agent on behalf of Lenders) to Borrowers:
(a) no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 4;
(b) this Amendment No. 4 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 4, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate or limited partnership action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c) the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and Guarantor’s corporate or limited partnership powers, as applicable, and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;
(d) the resolutions of the Board of Directors or Managers or the General Partner of each Borrower and Guarantor, as applicable, delivered to Administrative and Collateral Agent by such Borrower or Guarantor on the date of the effectiveness of the Loan Agreement have not been revoked and are in full force and effect; and
(e) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.
6. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative and Collateral Agent (the “Amendment No. 4 Effective Date”):
(a) Administrative and Collateral Agent shall have received counterparts of this Amendment No. 4, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders;
(b) Administrative and Collateral Agent shall have received a true and correct copy of each consent, waiver or approval (if any) to or of this Amendment No. 4, which Borrowers and Guarantors are required to obtain from any other Person, and such consent, approval or waiver (if any) shall be in form and substance reasonably satisfactory to Administrative and Collateral Agent;
(c) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended by Amendment No. 4, shall be true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date; and
(d) no Default or Event of Default shall exist or have occurred and be continuing.

7. Effect of Amendment No. 4. Except as expressly set forth herein, no other amendments, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 4 Effective Date and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 4 or with respect to the subject matter of this Amendment No. 4. To the extent of conflict between the terms of this Amendment No. 4 and the other Financing Agreements, the terms of this Amendment No. 4 shall control. The Loan Agreement and this Amendment No. 4 shall be read and construed as one agreement.
8. Governing Law. The validity, interpretation and enforcement of this Amendment No. 4 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
9. Jury Trial Waiver. BORROWERS, GUARANTORS, ADMINISTRATIVE AND COLLATERAL AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 4 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 4 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, ADMINISTRATIVE AND COLLATERAL AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWERS, GUARANTORS, ADMINISTRATIVE AND COLLATERAL AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 4 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
10. Binding Effect. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
11. Waiver, Modification, Etc. No provision or term of this Amendment No. 4 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
12. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative and Collateral Agent to effectuate the provisions and purposes set forth in this Amendment No. 4.

13. Entire Agreement. This Amendment No. 4 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
14. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 4.
15. Counterparts. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 4 by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 4. Any party delivering an executed counterpart of this Amendment No. 4 by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment No. 4.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS BLUELINX CORPORATION
By:	/s/ H. Douglas Goforth
	Name:	H. Douglas Goforth
	Title:	Treasurer and CFO

BLUELINX FLORIDA LP
By:	BlueLinx Florida Holding No. 2 Inc.,
its General Partner

By:	/s/ H. Douglas Goforth
	Name:	H. Douglas Goforth
	Title:	Treasurer

BLUELINX SERVICES INC.
By:	/s/ H. Douglas Goforth
	Name:	H. Douglas Goforth
	Title:	Treasurer

GUARANTORS BLUELINX FLORIDA HOLDING NO. 1 INC.
By:	/s/ H. Douglas Goforth
	Name:	H. Douglas Goforth
	Title:	Treasurer

BLUELINX FLORIDA HOLDING NO. 2 INC.
By:	/s/ H. Douglas Goforth
	Name:	H. Douglas Goforth
	Title:	Treasurer
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ADMINISTRATIVE AND COLLATERAL AGENT AND LENDERS WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative and Collateral Agent and a Lender

By:	/s/ Thomas A. Martin

	Name:	Thomas A. Martin
	Title:	Vice President

BANK OF AMERICA, N.A., as a Documentation Agent and a Lender

By:	/s/ Robert Scalzitti

	Name:	Robert Scalzitti
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Documentation Agent and a Lender

By:	/s/ Mario Quintanilla

	Name:	Mario Quintanilla
	Title:	Vice President

REGIONS BANK, as Syndication Agent and a Lender

By:	/s/ James Barwis

	Name:	James Barwis
	Title:	SVP

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:

Name:
Title:

BURDALE CAPITAL FINANCE, INC., as a Lender

By:

Name:
Title:

By:

Name:
Title: